EXHIBIT 23.2


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this Amendment No. 3 to the Form SB-2 registration statement of our report dated February 21, 2001, relating to the financial statements of Hunapu Inc., as of and for the period ended December 31, 2000, and to the reference to our firm under the caption "experts" in the prospectus.





                                               /s/ LAZAR LEVINE & FELIX LLP
                                               ---------------------------------
                                               LAZAR LEVINE & FELIX LLP

New York, New York
July 6, 2001